EXHIBIT 10.16

                                    AGREEMENT

          AGREEMENT, dated April 3, 2001, between M.S. Farrell & Co., Inc., a New York corporation ("Seller"), Kirlin Securities, Inc., a Delaware corporation ("Buyer"), Kirlin Holding Corp., a Delaware corporation and sole stockholder of Buyer ("Kirlin Holding"), and the other parties executing this Agreement on the signature page hereto.

          IT IS AGREED:

          1. Transaction. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 1.7):

                1.1 Purchase and Sale of Assets. Seller shall sell, assign, convey, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, the furniture and equipment and other assets of Seller set forth with specificity on Appendix A to this Agreement (hereinafter collectively referred to as the "Purchased Assets").

                1.2 Assignment of Real Property Leases. Seller shall either (i) assign to Buyer all of its right, title and interest in and to the leases ("Real Property Leases") for offices maintained by Seller in New York, New York, Red Bank, New Jersey and Fort Lauderdale, Florida as described on Appendix B to this Agreement, or (ii) sublet such space to Buyer, without economic profit and evidenced by sublease agreements containing usual and customary terms and reasonably acceptable to Buyer, and Buyer shall correspondingly either (i) assume the obligations of Seller under such leases if such transfer is by assignment of lease or (ii) enter into such sub-leases if such transfer is by sub-lease.

                1.3 Assignment of Equipment Leases. Seller shall assign to Buyer all of its right, title and interest in and to the equipment leases ("Equipment Leases") for certain equipment leased by Seller as described on Appendix C of this Agreement, and Buyer shall assume the obligations of Seller under such equipment leases.

                1.4 Effectiveness of Certain Employment Agreements; Offer of Employment. Concurrently with the execution of this Agreement, Buyer is entering into Employment or Consulting Agreements with those employees of Seller listed on Schedule 1.4 to this Agreement, which agreements provide for the commencement of employment or consultantcy simultaneous with the closing under this



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Agreement). In addition, Buyer shall offer employment to those other employees of Seller that it desires to employ and shall designate to Seller prior to the Closing Date, and Seller shall refer those employees to the employ of Buyer (those employees identified on Schedule 1.4 and those other employees designated by Buyer are hereinafter referred to as the "Employees").

                1.5 Transfer of Customer Accounts. Seller shall electronically transfer to Buyer the client accounts of the non-objecting clients of the Employees. Following receipt of regulatory approval of the NASD, or at such earlier time as Seller and Buyer may agree, Seller and Buyer shall take such action as may be required to initiate the electronic, negative transfer of such client accounts, including without limitation, sending notice to such clients.

                1.6 Consideration; Limited Assumption of Seller's Liabilities. In full consideration for the foregoing, the sole stockholder of Buyer, Kirlin Holding Corp. ("Kirlin Holding"), shall issue to Seller, on the Closing Date, a Warrant to purchase 1,200,000 shares of the Common Stock of Kirlin Holding, to be evidenced by a Warrant Agreement in the form annexed as Exhibit A to this Agreement, and Buyer shall assume the obligations of Seller as provided above in Sections 1.2 and 1.3 ("Assumed Liabilities"). Buyer shall not, and shall not have any responsibility or obligation to, assume, discharge or carry out any liabilities or obligations of Seller except the Assumed Liabilities.

                1.7 Closing. The Closing of the transactions described in
Article 1 shall take place at 10:00 a.m. on the fifth business day after which the last of the conditions to Closing set forth in Article 7 is fulfilled or waived by the appropriate party, as the case may be, or such other date as shall be agreed to by Seller and Buyer in writing ("Closing Date"), at the offices of Graubard Miller, 600 Third Avenue, New York, New York 10016.

                1.8 Instruments of Conveyance and Transfer. On the Closing Date, Seller shall deliver to Buyer such bills of sale, assignments or sub-leases and other good and sufficient instruments of conveyance and transfer, satisfactory in form and substance to Buyer and its counsel, as shall be effective to vest in Buyer good and marketable title in and to the Purchased Assets, Real Property Leases and Equipment Leases (hereinafter collectively called the "Acquired Assets"), free and clear of any security interest, mortgage, pledge, lien, conditional sales agreement, encumbrance or charge of any nature ("Encumbrance"). Simultaneously with and after such delivery, Seller shall take all additional steps as may be necessary to put Buyer in possession and operating control of the Acquired Assets.

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                1.9 Non-Assignable Agreements. Nothing in this Agreement shall constitute an agreement to assign any lease, contract or agreement (i) which, by its terms or by law, is not assignable without the consent of the other party or parties to such lease, contract or agreement, unless such consent shall have been given, or (ii) if any attempted assignment thereof, without the consent of the other party or parties, would constitute a breach thereof, or would contravene any law or regulation. If any such consent shall not be obtained, then Seller and Buyer shall, at the request of Buyer, do all things reasonably necessary and cooperate with each other in any legal and reasonable arrangement designed to provide for Buyer the benefit of any such lease, contract or agreement.

                1.10 Expenses.

                    (a) Each party to this Agreement shall pay its own expenses and costs incurred by it in connection with negotiating and consummating this Agreement.

                    (b) Seller shall pay any sales tax arising by reason of the sale of the Purchased Assets to Buyer.

                1.11 Security Deposits and Apportionments. If Seller assigns to Buyer any or all of the Real Property Leases and the lessors are holding security deposits under such leases, at the Closing, Buyer shall remit to Seller a sum equal to such security deposits. In addition, the parties shall apportion as of the Closing Date the rent, utility charges and other related charges for the then current month under such leases and Buyer or Seller, as the case may be, shall remit to the other as appropriate.

          2. Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows and acknowledges that Buyer is relying upon such representations and warranties in connection with the purchase by Buyer of the Acquired Assets:

                2.1 Corporate Existence and Power. Seller is a corporation duly organized and validly existing, in good standing, under the laws of the State of New York. Seller has all requisite power to own, lease or operate its properties and to carry on its business as now being conducted and is duly qualified as a foreign corporation in New Jersey, Florida and in all other jurisdictions where the operation of its business requires it to qualify as a foreign corporation.

                2.2 Authorization. The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary corporate action. This Agreement has been duly executed by Seller and constitutes a legal,

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valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as enforceability may be limited or barred by applicable bankruptcy, reorganization, moratorium, or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                2.3 No Conflict; Required Filings and Consents.

                    (a) The execution, delivery and performance of this Agreement by Seller in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, except as set forth on
Schedule 2.3, (i) conflict with or violate the certificate of incorporation or by-laws of Seller; (ii) conflict with or violate any law, statute, ordinance, rule, regulation, order, judgment or decree applicable to Seller or by which its properties or assets are bound or affected; or (iii) result in any breach of or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the Acquired Assets pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other obligation to which Seller is a party or by which Seller's properties or assets are bound or affected.

                    (b) The execution, delivery and performance of this Agreement by Seller does not require any consent, approval authorization or permit of, or filing with or notification to, any governmental or regulatory entity or other third party, except as set forth on Schedule 2.3.

                2.4 Title to Purchased Assets. Seller has, and on the Closing Date will have, good and marketable title to the Purchased Assets. None of the Purchased Assets is or will be subject to any Encumbrance or adverse claim of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise.

                2.5 Condition of Purchased Assets and Personal Property Under Equipment Leases. Except as to good title, Seller is selling the Purchased Assets "as is" without representation or warranty as to their current condition or repair. The machinery, equipment and other tangible assets subject to Equipment Leases to be assumed by Buyer hereunder are, and on the Closing Date will be, in good operating condition and repair and suitable for the purposes used.

                2.6 Financial Statements.

                    (a) Seller has delivered to Buyer, and Buyer acknowledges receipt of, the following financial statements, including notes, comments,

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schedules, and supplemental data therein (collectively called the "Financial
Statements"), all of which have been prepared from the books and records of Seller in accordance with generally accepted accounting principles consistently applied and maintained throughout the periods indicated and fairly present the financial condition of Seller as at their respective dates and the results of the operations of Seller for the periods covered thereby:

                        (i) Audited statements of financial condition, income, changes in stockholder's equity and cash flows for the year ended December 31, 2000 (the "Seller's Audited Financial Statements"); and

                        (ii) A draft of Seller's Focus Report (and Seller represents that the draft Focus Report is materially identical to the Focus Report as filed) for the period February 1, 2001 to February 28, 2001, including Seller's balance sheet at February 28, 2001 included therein ("Seller's Balance Sheet").

                    (b) The Purchased Assets included in the Financial Statements have been valued at actual cost less accumulated depreciation and at February 28, 2001 are carried on Seller's books in the aggregate sum of $78,828.

                    (c) Set forth on Appendix C to this Agreement is a statement of the term of each Equipment Lease, the monthly cost under each Equipment Lease and the total amounts that will become due or the buy-out option price under each Equipment Lease.

                    (d) Seller is solvent and is able to pay its debts and other financial obligations as they become due.

                2.7 Undisclosed Liabilities. Except as disclosed on Schedule 2.7, Seller has no liabilities, whether absolute, accrued, contingent or otherwise, except (a) as and to the extent reflected or reserved against on Seller's Balance Sheet, and (b) those incurred in the ordinary course of business and consistent with prior practices since the date of the Balance Sheet.

                2.8 Agreements Valid; No Default. All the Real Property Leases, Equipment Leases and the New York Sub-Lease are legal, valid and binding, enforceable in accordance with their respective terms, and are in full force and effect. There is not under any Real Property Lease, Equipment Lease or the New York Sub-Lease (a) any existing default by Seller, or any event which, after notice or lapse of time, or both, would constitute a default by Seller or result

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in a right to accelerate by any other person or a loss of any rights of Seller and (b) to the best of Seller's knowledge, any default by any other person, or any event which, after notice or lapse of time, or both, would constitute a default by any such person or result in a right to accelerate by Seller or a loss of any rights of any such person. None of the Real Property Leases or Equipment Leases is, either when considered singly or in the aggregate with others, has been unduly burdensome, onerous or materially adverse to the business or earnings of Seller. True and complete copies of all Real Property Leases and Equipment Leases will be delivered to Buyer within seven days after the date hereof.

                2.9 Accredited Investor Status: Purchase for Own Account. Seller is an "Accredited Investor" within the meaning of Rule 501(a)(1) of Regulation D, promulgated under the Securities Act of 1933, as amended ("Securities Act"). Seller has reviewed copies of the reports filed by Kirlin Holding under the Securities Exchange Act of 1934, as amended, within the last twelve months. Seller acknowledges that it has been given reasonable opportunity to meet with officers of Kirlin Holding for the purpose of asking questions of such officers concerning the business and operations of Kirlin holding and all such questions have been answered to its satisfaction. Seller has also been given an opportunity to obtain any additional relevant information to the extent reasonably available to Kirlin Holding. The Warrant is being acquired for investment by Seller's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and Seller has no present intention of selling or otherwise distributing the same. Seller understands that the Warrant and the shares of common stock issuable upon exercise of the Warrant are "restricted securities" under the federal securities laws inasmuch as they are being acquired from Buyer in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. Seller understands that it cannot make any disposition of all or any portion of the Warrant or the shares of common stock issuable upon exercise unless there is then in effect a registration statement under the Securities Act covering such proposed distribution and such distribution is made in accord with such registration statement, or Seller shall have notified Buyer of the proposed disposition, shall have furnished Buyer with the statement of the circumstances surrounding the proposed disposition, and shall have furnished Buyer with an opinion of counsel, reasonably satisfactory to Buyer, that such disposition will not require registration of such shares under the Securities Act. Seller understands that the instrument evidencing the Warrant and the shares of common stock underlying the Warrant shall bear appropriate restrictive legends.

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                2.10 Brokers. Seller represents and warrants to Buyer that neither it nor its representatives have engaged or dealt with any broker or other person who may be entitled to any finder's fee, brokerage commission or other like payment in respect of the negotiation, execution, or performance of this Agreement.

          3. Representations and Warranties of Buyer and Kirlin Holding. Each of Buyer and Kirlin Holding represents and warrants to Seller as follows:

                3.1 Corporate Existence and Power. Each of Buyer and Kirlin Holding is a corporation duly organized and validly existing, in good standing, under the law of Delaware. Each of Buyer and Kirlin Holding has all requisite power to own, lease or operate its properties and to carry on its business as now being conducted and is duly qualified as a foreign corporation in all jurisdictions where the operation of their respective business requires it to qualify as a foreign corporation.

                3.2 Authorization. The execution, delivery and performance of this Agreement by Buyer and Kirlin Holding have been duly authorized by all necessary corporate action. This Agreement has been duly executed by Buyer and Kirlin Holding and constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer and Kirlin Holding in accordance with its terms, except as enforceability may be limited or barred by applicable bankruptcy, reorganization, moratorium, or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                3.3 No Conflict; Required Filings and Consents.

                    (a) The execution, delivery and performance of this Agreement by Buyer in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, except as set forth on
Schedule 3.3, (i) conflict with or violate the certificate of incorporation or by-laws of Buyer or Kirlin Holding; (ii) conflict with or violate any law, statute, ordinance, rule, regulation, order, judgment or decree applicable to Buyer or Kirlin Holding or by which their respective properties or assets are bound or affected; or (iii) result in any breach of or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the assets of Buyer or Kirlin Holding pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other

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obligation to which either Buyer or Kirlin Holding is a party or by which
Buyer's or Kirlin Holding's properties or assets are bound or affected.

                    (b) The execution, delivery and performance of this Agreement by Buyer and Kirlin Holding does not require any consent, approval authorization or permit of, or filing with or notification to, any governmental or regulatory entity or other third party, except as set forth on Schedule 3.3.

                3.4 Brokers. Each of Buyer and Kirlin Holding represents and warrants to Seller that neither it nor its representatives have engaged or dealt with any broker or other person who may be entitled to any finder's fee, brokerage commission or other like payment in respect of the negotiation, execution, or performance of this Agreement.

                3.5 Warrant. The Warrant has been duly authorized by Kirlin Holding and, when delivered, will constitute a legal, valid and binding obligation of Kirlin Holding enforceable against Kirlin Holding in accordance with its terms, except as enforceability may be limited or barred by applicable bankruptcy, reorganization, moratorium, or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Upon exercise of the Warrant and payment of the exercise price as provided for therein, the shares of Common Stock of Kirlin Holding to be issued will be duly and validly issued, fully paid and non-assessable and the holders thereof will not be subject to personal liability by reason of being such holders; and the common stock so issued will not be subject to the preemptive rights of any holders of any securities of Kirlin Holding. Kirlin Holding has reserved from its authorized but issued shares of Common Stock a sufficient number of shares to permit the full exercise of the Warrant.

        4. Nature and Survival of Representations and Warranties of the Parties.

                4.1 Survival. Each representation and warranty made or deemed made by either Party to another under this Agreement shall remain in effect following the Closing, and shall terminate at such time as the obligation to indemnify under such representation or warranty under Article 8 so terminates. Notwithstanding the above, there shall be no duty to update such representations or warranties after the Closing.

                4.2 Nonwaiver of Rights. The representations and warranties made or deemed made by either party to another shall not be affected or deemed waived by reason of the fact that another party or its representatives knew or should

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have known that any such representations or warranties is or might be inaccurate in any respect. Any furnishing of information by either party to another pursuant to, or otherwise in connection with, this Agreement, including, without limitation, any information contained in any document of the delivering party to which the other party shall have access or any information obtained by, or made available to, either party as a result of any investigation made by or on behalf of such party prior to or after the date of this Agreement, shall not affect such party's right to rely on any representation or warranty made or deemed made by the other party in this Agreement and shall not be deemed a waiver thereof.

        5.      Joint Covenants of Seller and Buyer.

                5.1 Further Action. Each of Seller and Buyer shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Upon the terms and subject to the conditions hereof, each of Seller and Buyer shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

                5.2 Regulatory and Other Authorizations. Each of Seller and Buyer shall promptly make all necessary filings, if any, and use commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Federal, state and other regulatory bodies and officials that are required for the consummation of the transactions contemplated by this Agreement, including, but not limited to, the NASD and all other applicable self-regulatory agencies, and will cooperate fully with each other in connection therewith.

        6.      Individual Covenants of Seller and Buyer.

                6.1 Conduct of Business Pending Closing. Seller covenants that until the Closing, except as otherwise consented to in writing by Buyer, Seller
(i) shall maintain, keep and preserve the Acquired Assets in substantially the same condition and repair they are in as of the date of this Agreement and maintain insurance thereon in accordance with past practice; (ii) shall continue to meet its obligations under the Real Property Leases and Equipment Leases on a timely basis; and (iii) shall not, without Buyer's prior written approval, amend, modify or terminate any of the Real Property Leases or Equipment Leases. Seller shall give Buyer prompt written notice of any material change in or

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addition to any of the information contained in the representations and warranties made by Seller or in the Appendices or Schedules furnished by Seller in this Agreement which occurs after the date hereof and prior to the Closing.

                6.2 Consents. Between the date of this Agreement and the Closing, Seller, at its cost and expense, shall use commercially reasonable efforts to obtain the non-governmental and non-regulatory third party consents or approvals that are required to permit the consummation of the transactions contemplated hereby. In connection therewith, Seller will keep Buyer advised of its efforts to obtain all such consents and approvals, will instruct its counsel to submit to Buyer's counsel for review copies of all material to be submitted in connection therewith, and will permit Buyer or its counsel, whichever may be appropriate, to attend and participate in conferences with representatives of any such third party. Seller shall (and Seller shall request its counsel to) furnish to Buyer, as promptly as practicable, copies of all communications received from or transmitted to any such or other person in connection with obtaining such consents and approvals.

                6.3 Board Representation. For a period of 30 months after the Closing Date, Buyer shall cause to be nominated to the Board of Directors of Buyer, and Kirlin Holding shall cause to be nominated for election to the Board of Directors of Kirlin Holding, a designee of Seller (which designee shall be the same person for both positions), reasonably acceptable to Buyer and Kirlin Holding. Seller has informed Buyer and Kirlin Holding that its initial designee is Martin F. Schacker, which designee is acceptable to Buyer and Kirlin Holding provided that his election shall not require Kirlin Holding to provide public disclosure of any of the matters enumerated in Item 401(f) of Regulation S-K.

        7.      Conditions to Closing.

                7.1 Conditions to Each Party's Obligations. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                    (a) No Governmental Order or Regulation. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States Federal or state court of competent jurisdiction, and no regulation shall have been enacted or promulgated by any governmental authority or agency, that prohibits consummation of the transactions contemplated by this Agreement, and no litigation pending or threatened regarding same; and

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                    (b) Regulatory and Other Authorizations. All authorizations, consents, orders and approvals of all Federal, state and other regulatory bodies and officials that are required for the consummation of the transactions contemplated by this Agreement, including, but not limited to, the NASD and all other applicable self-regulatory agencies, shall have been obtained.

                    (c) Shareholder Approval. Seller shall have obtained the approval of its shareholders.

                7.2 Conditions to the Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

                    (a) Representations and Warranties; Covenants. Without supplementation after the date hereof, the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and all the covenants and agreements contained in this Agreement to be complied with by Buyer on or before the Closing Date shall have been complied with, and Seller shall have received a certificate of officers of Buyer to such effect.

                    (b) Consents. Buyer shall have obtained and delivered to Seller all governmental, regulatory and private third party consents to the transaction contemplated by this Agreement which are described on Schedule 3.3.

                    (c) Other Agreements.  Buyer shall execute and deliver to
Seller:

                        (i) assignment and assumption agreements and/or sub-leases relating to the Real Property Leases;

                        (ii) assignment and assumption agreements relating to the Equipment Leases; and

                        (iii) the Warrant (which shall be executed by Kirlin Holding).

                    (d) Board Seat. Martin F. Schacker or another designee of Seller shall have been elected to the Board of Directors of Buyer and Kirlin Holding.

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                7.3 Conditions to the Obligations of Buyer. The obligations of
Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

                    (a) Representations and Warranties; Covenants. Without supplementation after the date hereof, the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and all the covenants and agreements contained in this Agreement to be complied with by Seller on or before the Closing Date shall have been complied with, and Buyer shall have received a certificate of officers of Seller to such effect;

                    (b) Consents. Seller shall have obtained and delivered to Buyer all governmental, regulatory and private third party consents to the transactions contemplated by the Agreement which are described on Schedule 2.3.

                    (c) No Material Adverse Change. At the Closing, there shall have been no material adverse change in the assets, liabilities, financial condition or business of Seller since the date of the Seller's Balance Sheet.

                    (d) Other Agreements. Seller shall execute and deliver to Buyer.

                        (i) the instruments of transfer and conveyance for the Purchased Assets;

                        (ii) assignment and assumption agreements and/or sub-leases relating to the Real Property Leases; and

                        (iii) assignment and assumption agreements relating to the Equipment Leases.

        8.      Indemnification.

                8.1 A "Third Party Claim" as used in this Agreement is a claim, demand, suit, proceeding or action by a person firm or corporation other than a party hereto or any affiliate of such party or by any government entity.

                8.2 Seller, its sole stockholder, M.S. Farrell Holdings, Inc., and those stockholders of M.S. Farrell Holdings, Inc. set forth on the signature page to this Agreement (collectively, the "Farrell Indemnitors"), shall jointly

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and severally indemnify and hold harmless Buyer and its successors and assigns, from and against any losses, damages, expenses or liabilities, including, without limitation, reasonable attorneys' fees, which may be sustained, suffered or incurred by Buyer or its successors and assigns, arising from or by reason of Third Party Claims related to the ownership or operation of the Seller or any liability of Seller that is not an Assumed Liability. The Farrell Indemnitors shall jointly and severally indemnify and hold harmless Buyer and its successors and assigns, from and against any losses, damages, expenses or liabilities, including, without limitation, reasonable attorneys' fees, which may be sustained, suffered or incurred by Buyer or its successors and assigns, arising from or in connection with the breach of any Seller's covenants, representations, warranties, agreements, obligations or undertakings hereunder. The indemnities set forth in this Section 8.2 shall survive the Closing of this Agreement.

                8.3 Buyer and Kirlin Holding (collectively, the "Kirlin Indemnitors") shall jointly and severally indemnify and hold harmless Seller and its successors and assigns, from and against any losses, damages, expenses or liabilities, including, without limitation, reasonable attorneys' fees, which may be sustained, suffered or incurred by Seller or its successors and assigns, arising from or in connection with the breach of any Buyer's covenants representations, warranties, agreements, obligations or undertakings hereunder. The indemnity set forth in this Section 8.3 shall survive the Closing of this Agreement.

                8.4 In the event that an indemnified party becomes aware of a Third Party Claim for which an indemnifying party would be liable to an indemnified party hereunder, the indemnified party shall give reasonably prompt notice in writing to the indemnifying party of such Claim, identifying the basis for such Claim or demand, and the amount or the estimated amount thereof to the extent then determinable (which estimate shall not be conclusive of the final amount of such Claim whether or not the Claim is a Third Party Claim) ("Claim Notice"); provided, however, that any delay in giving such Claim Notice will not be deemed a waiver of nor result in any discontinuation of any rights of the indemnified party except to the extent the rights of the indemnifying party are actually materially prejudiced by such failure. The indemnifying party, upon request of the indemnified party, shall retain counsel (who shall be reasonably acceptable to the Indemnified party) to represent the indemnified party and shall pay the reasonable fees and disbursements of such counsel with regard thereto; provided, however, that the indemnified party is hereby authorized, prior to the date on which it receives written notice from the indemnifying party designating such counsel, to retain counsel, whose fees and expenses shall be at the expense of the indemnifying party, to file any motion, answer or other pleading and take such other action which it reasonably shall deem necessary to protect its interests or those of the indemnifying party until the date on which the Indemnified party receives such notice from the indemnifying party. After the indemnifying party shall retain such counsel, the Indemnified party shall

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

have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties of any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not, in connection with any proceedings or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one such firm for the indemnified party (except to the extent the indemnified party retained counsel to protect its (or the indemnifying party) rights prior to the selection of counsel by the indemnifying party). If requested by the indemnifying party, the indemnified party agrees to cooperate with the indemnifying party and its counsel in contesting any Third Party Claim which the indemnifying party defends. A Third Party Claim may not be settled by the indemnifying party without the prior written consent of the indemnified party (which consent will not be unreasonably withheld) unless, as part of such settlement, the indemnified party shall receive a full and unconditional release; provided, however, that the indemnifying party shall not settle any claim without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld) if such Claim is not exclusively for monetary damages.

                8.5 In the event any indemnified party has a direct claim against any indemnifying party, the indemnified party shall send a Claim Notice with respect to the claim to the indemnifying party.

                8.6 After delivery of a Claim Notice, so long as any right to indemnification exists pursuant to this Article 8, the affected parties each agree to retain all books and records related to such Claim Notice. In each instance, the indemnified party shall have the right to be kept fully informed by the indemnifying party and its legal counsel with respect to any legal proceedings. Any information or documents made available to any party hereunder and designated as confidential by the party providing such information or documents and which is not otherwise generally available to the public and not already within the knowledge of the party to whom the information is provided (unless otherwise covered by the confidentiality provisions of any other agreement among the parties hereto, or any of them), and except as may be required by applicable law, shall not be disclosed to any third party (except for the representatives of the party being provided with the information, in which event the party being provided with the information shall request its representatives not to disclose any such information which it otherwise required hereunder to be kept confidential).

                8.7 Any claim for indemnification under this Article 8 must be made not later than two years from the Closing Date.

                8.8 Neither the Farrell Indemnitors nor the Kirlin Indemnitors shall have liability under this Article 8 in excess of $2,000,000.

        9. Notices. Any and all notices or other communications required or permitted to be given under any provision of this Agreement shall be in writing and shall be deemed given as of the date delivered personally or by courier, or three days after the mailing thereof by first class certified mail, return receipt requested, as follows:

        If to Buyer, addressed to Buyer at:

                           6901 Jericho Turnpike
                           Syosset, NY 11791
                           Attention:  Anthony J. Kirincic

                           with a copy to:

                           Graubard Miller
                           600 Third Avenue
                           New York, NY  10016
                           Attention:  Peter M. Ziemba, Esq.

       If to Seller or M.S. Farrell Holdings, Inc., addressed to Seller or M.S. Farrell Holdings, Inc., as the case may be, at:

                           67 Wall Street
                           New York, NY  10005
                           Attention:  Thomas A. Gallo

       If to any of the stockholders of M.S. Farrell Holdings, Inc. identified on the signature page hereof, addressed to such stockholder at the address set forth on Schedule 1.4 to this Agreement.

                           In either case, with a copy to:

                           Gersten, Savage & Kaplowitz, LLP
                           101 East 52nd Street, 9th Floor
                           New York, NY  10022
                           Attention:  Christopher J. Kelly, Esq.

          Any of the above may change its address for the purpose of this Agreement by notice to all the others given as aforesaid, except that notice of changes of address shall be effective only upon receipt.

        10.     Termination.

                10.1 Termination. The transactions contemplated herein may be terminated and/or abandoned at any time but not later than the Closing:

                     (a) By mutual written consent of Seller and Buyer;

                     (b) By either Seller or Buyer (if the terminating party is not then in material breach of its obligations hereunder) if (i) a material default or breach shall be made by the other party with respect to the due and timely performance of any of its covenants and agreements contained herein and such default cannot be cured within a reasonable period of time, or (ii) if any of the other party's representations and warranties, without supplementation after the date hereof, are not true and correct in all material respects as of the Closing Date;

                    (c) By Buyer if Seller has not obtained shareholder approval to the transactions contemplated by this Agreement within seven calendar days after the date of this Agreement.

                    (d) By either Seller or Buyer (if the termination party is not then in material breach of its obligations hereunder) if the Closing Date has not occurred within three months from the date of this Agreement for any reason, unless such failure to close is a result of the failure to obtain NASD approval of the transactions contemplated by this Agreement, in which case, six months, unless Seller and Buyer agree to an extension in writing.

                10.2 Effect of Termination. In the event of termination by Seller or Buyer, or both Seller and Buyer, pursuant to Section 10.1 hereof, written notice thereof shall forthwith be given to the other party and all obligations (except as set forth in this Section 10.2) of the parties shall

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

terminate and no party shall have any right against the other parties hereto. Notwithstanding the foregoing, if this Agreement is so terminated by either Seller or Buyer under Section 10.1(b) above, it is expressly agreed and understood that the terminating party's right to pursue all legal remedies for breach of contract or otherwise, including, without limitation, damages (other than consequential damages) relating thereto, shall survive such termination unimpaired. If the transactions contemplated by this Agreement are terminated and/or abandoned as provided herein, all parties hereto will return all documents, work papers and other material (and all copies thereof) of the other parties, relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

        11.     Miscellaneous.

                11.1 Entire Agreement. This Agreement, together with the Appendices, Schedules and Exhibits, constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by the parties.

                11.2 Severability. In the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If notwithstanding the foregoing, any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, such provision, as to such jurisdiction for any reason, shall be ineffective to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining portion of such provision or the other provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                11.3 No Waiver. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                11.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assigned by either Buyer or Seller and any attempted assignment shall be void.

                11.5 Headings. The article and section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said articles or sections.

                11.6 Governing Law. This Agreement and all amendments thereof shall, in all respects, be governed by and construed and enforced in accordance with the internal law (without regard to principles of conflicts of law) of the State of New York. Each party hereby submits to the exclusive jurisdiction of the courts (city, state and federal) located in the County of New York, State of New York, for any action, proceeding or claim brought by any other party pursuant to this Agreement or any other agreement, instrument or other document executed and delivered in connection with this Agreement or pursuant hereto and waives any objection to the venue of such suit, action or proceeding and the right to assert that such forum is not a convenient forum. Service of process in any such action or proceeding brought against a Party may be made by registered mail addressed to such Party at the address set forth in Article 9 or to such other address as such Party shall notify the other Party in writing is to be used for such purpose pursuant to Article 9.

                11.7 Counterparts. This Agreement may be signed in two or more counterparts, which taken together, shall constitute one and the same agreement.



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                                      -18-

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

KIRLIN SECURITIES, INC.                 M.S. FARRELL & CO., INC.


By: /s/ Anthony J. Kirincic             By:  /s/ Thomas A. Gallo
   ------------------------------          ----------------------------
   Anthony J. Kirincic, President             Thomas A. Gallo, CEO



KIRLIN HOLDING CORP.                    M.S. FARRELL HOLDINGS, INC.


By: /s/ David O. Lindner                By:  /s/ Thomas A. Gallo
   ------------------------------          -----------------------------
   David O. Lindner, Chairman                 Thomas A. Gallo, CEO



                                        Certain Stockholders of M.S. Farrell
                                        Holdings, Inc.:

                                        /s/ Albert A. Auer
                                        --------------------
                                        Albert A. Auer

                                        /s/ Thomas A. Gallo
                                        --------------------
                                        Thomas A. Gallo

                                        /s/ Douglas F. Gass
                                        --------------------
                                        Douglas F. Gass

                                        /s/ James Giglio
                                        -------------------
                                        James Giglio

                                        /s/ Keith Schacker
                                        -------------------
                                        Keith Schacker

                                        /s/ Martin F. Schacker
                                        ----------------------
                                        Martin F. Schacker

                                        /s/ Brandan C. Rempel
                                        ---------------------
                                        Brendan C. Rempel






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